UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement   Definitive Additional Materials  Soliciting Material Under §240.14a-12 CME GROUP INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CME GROUP INC. 2022 Annual Meeting Vote by May 3, 2022 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022. Vote Virtually at the Meeting* May 4, 2022 10:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CME2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69822-P65587 Get informed before you vote View the Notice, Proxy Statement and CME Group 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class A Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Timothy S. Bitsberger	For
1c. Charles P. Carey	For
1d. Dennis H. Chookaszian	For
1e. Bryan T. Durkin	For
1f. Ana Dutra	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	For
5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan.	For
6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan.	For

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D69823-P65587

Your Vote Counts! CME GROUP INC. 2022 Annual Meeting Vote by May 3, 2022 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022. Vote Virtually at the Meeting* May 4, 2022 10:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CME2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69824-P65587 Get informed before you vote View the Notice, Proxy Statement and CME Group 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-1 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Timothy S. Bitsberger	For
1c. Charles P. Carey	For
1d. Dennis H. Chookaszian	For
1e. Bryan T. Durkin	For
1f. Ana Dutra	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	For
5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan.	For
6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan.	For
7. Election of Three Class B-1 Directors **The Nominating and Governance Committee recommends a vote "FOR" all of the Class B-1 director nominees.**	
7a. William W. Hobert (WH)	For
7b. Patrick J. Mulchrone (PJM)	For
7c. Robert J. Tierney Jr. (RJT)	For

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D69825-P65587

Your Vote Counts! CME GROUP INC. 2022 Annual Meeting Vote by May 3, 2022 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022. Vote Virtually at the Meeting* May 4, 2022 10:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CME2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69826-P65587 Get informed before you vote View the Notice, Proxy Statement and CME Group 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-2 Voting Items	Board Recommends
1. Election of Equity Directors	
Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Timothy S. Bitsberger	For
1c. Charles P. Carey	For
1d. Dennis H. Chookaszian	For
1e. Bryan T. Durkin	For
1f. Ana Dutra	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	For
5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan.	For
6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan.	For
7. Election of Two Class B-2 Directors	
The Nominating and Governance Committee recommends a vote "FOR" up to two of any of the following Class B-2 director nominees.	
7a. Michael G. Dennis (MKI)	
7b. Patrick W. Maloney (PAT)	
7c. John (Jack) D. Newhouse Jr. (JDN)	

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D69827-P65587

Your Vote Counts! CME GROUP INC. 2022 Annual Meeting Vote by May 3, 2022 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022. Vote Virtually at the Meeting* May 4, 2022 10:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CME2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69828-P65587 Get informed before you vote View the Notice, Proxy Statement and CME Group 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-3 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Timothy S. Bitsberger	For
1c. Charles P. Carey	For
1d. Dennis H. Chookaszian	For
1e. Bryan T. Durkin	For
1f. Ana Dutra	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	For
5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan.	For
6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan.	For
7. Election of One Class B-3 Director **The Nominating and Governance Committee recommends a vote "FOR" the one Class B-3 director nominee.**	
7a. Elizabeth A. Cook (LZY)	For

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D69829-P65587

Your Vote Counts! CME GROUP INC. 2022 Annual Meeting Vote by May 3, 2022 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022. Vote Virtually at the Meeting* May 4, 2022 10:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CME2022 Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D69830-P65587 Get informed before you vote View the Notice, Proxy Statement and CME Group 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-4 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Timothy S. Bitsberger	For
1c. Charles P. Carey	For
1d. Dennis H. Chookaszian	For
1e. Bryan T. Durkin	For
1f. Ana Dutra	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2022.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	For
5. Approval of the Amended and Restated CME Group Inc. Director Stock Plan.	For
6. Approval of the Amended and Restated CME Group Inc. Employee Stock Purchase Plan.	For

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D69831-P65587